UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2024

TORTOISEECOFIN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40633	98-1583266
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 US HWY 50, Suite 208
Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	TRTL.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	TRTL	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TRTL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

As previously disclosed by TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (“TRTL”), in its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2023, on August 14, 2023, TRTL, One Energy Enterprises Inc., a Delaware corporation (“One Energy”), and TRTL III Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of TRTL, entered into a Business Combination Agreement (the “Original Business Combination Agreement”).

On February 14, 2024, TRTL and One Energy entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) with TRTL Holding Corp., a Delaware corporation and wholly-owned subsidiary of TRTL (“Pubco”), TRTL III First Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“TRTL Merger Sub”), OEE Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with TRTL Merger Sub, the “Merger Subs”) (all of the transactions contemplated by the Business Combination Agreement, including the issuances of securities thereunder, the “Business Combination”). The Business Combination Agreement amended, restated and superseded the Original Business Combination Agreement.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) at least one day prior to the Closing Date (as defined below), TRTL will transfer by way of continuation out of the Cayman Islands and into the State of Delaware to re-domicile and become a Delaware corporation (the “Domestication”), (ii) following the Domestication, TRTL Merger Sub will merge with and into TRTL, with TRTL continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “TRTL Merger”), in connection with which all of the existing securities of TRTL will be exchanged for rights to receive securities of Pubco as follows: (a) each share of TRTL common stock, par value $0.0001 per share (“TRTL Common Shares”), outstanding immediately prior to the effective time of the TRTL Merger shall automatically convert into one share of common stock, par value $0.0001 per share, issued by Pubco (“Pubco Common Shares”) and one contingent share right (“CSR”), entitling the holder to a contingent future right, subject to satisfaction of certain trading price-based conditions, to receive a portion of certain Pubco Common Shares otherwise deliverable at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) to the founder and Chief Executive Officer of One Energy, as further described below (except with regard to holders of Class B ordinary shares of TRTL, par value $0.0001 per share (“TRTL Class B Ordinary Shares”), that have waived their rights to receive CSRs for their TRTL Class B Ordinary Shares or Class A ordinary shares of TRTL, par value $0.0001 per share (“TRTL Class A Ordinary Shares”), issued upon conversion of their TRTL Class B Ordinary Shares) and (b) each warrant to purchase TRTL Class A Ordinary Shares shall automatically convert into one warrant to purchase Pubco Common Shares (“Pubco Warrant”) on substantially the same terms and conditions; (iii) prior to the Company Merger, One Energy shall cause the holders of all of its issued and outstanding convertible instruments (other than the options to be assumed by Pubco in connection with the Business Combination) (“Company Convertible Securities”) to either exchange or convert all of their issued and outstanding Company Convertible Securities for shares of One Energy Common Stock (as defined below) (including any accrued or declared but unpaid dividends) at the applicable conversion ratio set forth in One Energy’s governing documents or the terms of the applicable instruments (the “Company Exchanges”); (iv) promptly following the Company Exchanges, Company Merger Sub will merge with and into One Energy, with One Energy continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Company Merger”, and together with the TRTL Merger, the “Mergers”), pursuant to which, other than dissenting shares, if any, (a) all One Energy Common Stock issued and outstanding immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be cancelled and converted into the right to receive such number of Pubco Common Shares as shall be determined in accordance with an allocation schedule (the “Allocation Schedule”) to be delivered prior and as a condition to Closing pursuant to the terms of the Business Combination Agreement (all such shares, collectively, the “Aggregate Common Share Consideration”), and (b) all issued and outstanding shares of One Energy preferred stock, par value $0.0001 per share (“One Energy Preferred Shares”), if any such shares remain outstanding as of immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be canceled and converted into the right to receive one share of preferred stock of Pubco, par value $0.0001 per share (“Pubco Preferred Shares”), subject to the Allocation

Schedule, with substantially similar rights, preferences and privileges as each One Energy Preferred Share, provided, however, that Pubco Preferred Shares shall convert into Pubco Common Shares after applying the conversion ratio determined in accordance with the terms of the Business Combination Agreement (all such shares, if any, collectively, the “Aggregate Preferred Share Consideration”); and (v) all of the options to purchase One Energy shares (“Company Options”), whether vested or unvested, issued and outstanding as of immediately prior to the effective time of the Company Merger will be assumed by Pubco and, in the case of unvested Company Options, accelerate in full and become options to purchase Pubco Common Shares (the “Assumed Options”), subject to adjustments to the number and exercise prices thereof in accordance with the terms of the Business Combination Agreement and as set forth in the Allocation Schedule.

Additionally, at least one day prior to the Closing Date, (i) TRTL shall have caused the Domestication to have occurred and, in connection therewith, shall have caused each TRTL Class B Ordinary Share that is issued and outstanding as of such date to be converted, on a one- for-one basis, into one TRTL Class A Ordinary Share and (ii) One Energy shall have caused each share of One Energy Class B common stock, par value $0.0001 per share (“One Energy Class B Common Stock”) that is issued and outstanding as of such date to be converted, on a one-for-one basis, into one share of One Energy Class A common stock, par value $0.0001 per share (“One Energy Class A Common Stock”, and together with the One Energy Class B Common Stock, the “One Energy Common Stock”).

Pursuant to the terms of the Business Combination Agreement, the total consideration to be delivered to security holders of One Energy (“One Energy Securityholders”), inclusive of Assumed Options, will have an aggregate value equal to the sum of (i) $300,000,000 minus the amount of certain of One Energy’s indebtedness as of immediately prior to the Closing and (ii) the aggregate amount of the exercise prices of all Company Options that are outstanding and in-the-money (as defined in the Business Combination Agreement) as of immediately prior to the effective date of the Company Merger, assuming no cashless exercises of Company Options prior to such date (the “Adjusted Equity Value”), with each holder of One Energy Common Stock (treating shares of One Energy Preferred Stock on an as-converted to One Energy Common Stock basis but excluding share held as treasury stock) receiving a number of Pubco Common Shares equal to a conversion ratio to be determined at Closing in accordance with the terms of the Business Combination Agreement and the Allocation Schedule delivered thereunder, based on a deemed value per Pubco Common Share of $10.00 per share.

At the Closing, one half of the total number of Pubco Common Shares otherwise deliverable at the Closing to Jereme Kent, the Chief Executive Officer of One Energy, will be deposited into an escrow account (the “CSR Escrow Account”) to be distributed to the holders of CSRs in accordance with the terms of a Contingent Stock Rights Agreement (“CSR Agreement”) to be entered into prior to or in connection with the Closing in the event that the post-Closing trading price of Pubco Common Shares does not equal or exceed a daily VWAP of $12.00 per share over 20 out of any 30 consecutive trading days, during the two-year period after the Closing.

In addition to the Aggregate Common Share Consideration, Aggregate Preferred Share Consideration and Aggregate Options deliverable at the closing of the Business Combination (the “Closing”), One Energy stockholders as of the closing date (the “Closing Date”) of the Mergers (the “One Energy Stockholders”) will have the contingent right to receive up to 5,000,000 additional Pubco Common Shares (the “Company Earnout Shares”) if the following conditions occur during the period commencing on the date that is 90 days after the Closing Date and ending on the 5-year anniversary of the Closing Date (the “Company Earnout Period”):

i. if the volume weighted average trading price (“VWAP”) of Pubco Common Shares is greater than $12.50 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders; and

ii. if VWAP of Pubco Common Shares is greater than $15.00 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders.

Additionally, if, during the Company Earnout Period there is a change of control transaction in which Pubco or its stockholders have the right to receive consideration implying a value per share (as agreed in good faith by the Pubco Board) that is greater than or equal to the applicable VWAP in the triggering events specified above, any applicable Company Earnout Shares that have not previously been issued will be issued to the One Energy Stockholders.

Additionally, TortoiseEcofin Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”), has agreed, contingent upon the Closing, to subject 1,750,000 Pubco Common Shares to be issued to the Sponsor in the TRTL Merger (“Sponsor Earnout Shares”) to contingent forfeiture (the “Sponsor Earnout Terms”) during the two-year period commencing on the date immediately following the Closing Date and ending on and including the date of the two year anniversary of the Closing Date (the “Sponsor Earnout Period”), unless the VWAP of Pubco Common Shares is equal to or greater than $12.00 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination within the Sponsor Earnout Period (the “Sponsor Triggering Event”). If, during the Sponsor Earnout Period, there is a change of control transaction in which Pubco or its stockholders have the right to receive consideration implying a value per Pubco Common Share (as agreed in good faith the Pubco Board, together with those individuals who are or were, prior to the Closing, both members of the Sponsor and officers of Pubco (as of the date of the Business Combination Agreement) and hold not less than a majority of the total number of Sponsor Earnout Shares as of the applicable determination date) that is greater than or equal to the VWAP for Pubco Common Shares in the Sponsor Trigger Event, any undistributed Sponsor Earnout Shares will cease to be subject to forfeiture.

Conditions to the Closing of the Business Combination

The Business Combination Agreement contains conditions to Closing, including the following mutual conditions of the parties (unless waived): (i) approval of the shareholders of TRTL and stockholders of One Energy; (ii) the applicable waiting period under the HSR Act relating to the Business Combination shall have expired or been terminated; (iii) no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the Business Combination shall be in effect; (iv) the Registration Statement (as defined below) shall have been declared effective and no stop order shall have been issued by the SEC; (v) TRTL having net tangible assets of at least $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the effective time of the Mergers; (vi) prior to the Closing, Pubco shall have amended and restated its certificate of incorporation in a form reasonably acceptable to the parties to the Business Combination Agreement; and (vii) the Private Placement Warrants Termination Agreement (as defined in the Business Combination Agreement) shall have been terminated.

In addition, unless waived by One Energy, the obligations of One Energy to consummate the Business Combination are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by TRTL of customary certificates and other Closing deliverables: (i) the representations and warranties of TRTL being true and correct as of the date of the Business Combination Agreement and the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) TRTL and the Merger Subs (collectively, the “TRTL Parties”) having performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Business Combination Agreement at or prior to the Closing; (iii) the approval for listing on the NYSE of the Pubco Common Shares to be issued in connection with the transactions contemplated by the Business Combination Agreement (after giving effect to the Domestication); (iv) the consummation of the Domestication; (v) TRTL making all necessary arrangements to cause the trustee to release all of the funds contained in the Trust Account available to TRTL upon the Closing; and (vi) the execution and delivery of any of the ancillary documents to which TRTL, the Sponsor or any of their respective affiliates is a party.

Unless waived by TRTL, the obligations of TRTL Parties to consummate the Business Combination are subject to the satisfaction of the following additional Closing conditions, in addition to the delivery by One Energy of customary certificates and other Closing deliverables: (i) the representations and warranties of One Energy being true and correct as of the date of the Business Combination Agreement and the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) One Energy having performed and complied in all material respects with the covenants and agreements required to be performed or complied with by it under the Business Combination Agreement at or prior to the Closing; (iii) the absence of any Company Material Adverse Effect (as defined below); (iv) certain of One Energy’s material contracts remaining in full force and effect and One Energy (or its subsidiaries) not having received any notice of any material breach or default under such contracts; (v) the execution and delivery of any of the ancillary documents to which One Energy or any shareholder of One Energy is a party; (vi) evidence reasonably acceptable to TRTL that One Energy has converted, terminated, extinguished and cancelled in full any outstanding convertible securities (other than the Assumed Options) and has consummated the Company Exchanges; and (vii) delivery of payoff letters and any applicable lien and other financing statement terminations with respect to certain specified indebtedness; pursuant to which all such indebtedness and all liens with respect to One Energy arising under such indebtedness shall terminate.

Representations and Warranties

Under the Business Combination Agreement, the TRTL Parties made customary representations and warranties to One Energy relating to, among other things: organization and qualification; authority; consents and requisite governmental approvals; no violations; brokers; information supplied; capitalization; SEC filings; trust account; transactions with affiliates; litigation; compliance with applicable law; business activities; internal controls; listing; financial statements; no undisclosed liabilities; tax matters; compliance with international trade & anti-corruption laws; investigation; and no other representations.

Under the Business Combination Agreement, One Energy made customary representations and warranties to the TRTL Parties relating to, among other things: organization and qualification; capitalization; authority; financial statements; undisclosed liabilities; consents and requisite governmental approvals; no violations; permits; material contracts; absence of changes; litigation; compliance with applicable law; employee plans; environmental matters; intellectual property; labor matters; insurance; tax matters; brokers; real and personal property; transactions with affiliates; data privacy and security; customers and suppliers; compliance with international trade & anti-corruption laws; information supplied; investigation; and no other representations.

Material Adverse Effect

Many of the representations and warranties are qualified by materiality or Material Adverse Effect.

“Company Material Adverse Effect” as used in the Business Combination Agreement means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of One Energy or its subsidiaries, taken as a whole (the “Group Companies”), or (b) the ability of the One Energy to consummate the Company Merger in accordance with the terms of the Business Combination Agreement; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of the Business Combination Agreement from or related to (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any laws applicable to the Group Companies, (v) changes in the industries or markets in which any Group Company operates, (vi) the execution or public announcement of the Business Combination Agreement or the pendency or consummation of the transactions contemplated by the Business Combination Agreement and the ancillary documents, including the impact thereof on the relationships, contractual or otherwise, of any Group Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (subject to certain exceptions), (vii) any failure by any Group Company to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) and clause (viii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has a disproportionate adverse effect on the Group Companies, taken as a whole, relative to other participants operating in the industries or markets in which the Group Companies operate.

“TRTL Material Adverse Effect” as used in the Business Combination Agreement means any change, event, effect or occurrence that, individually or in the aggregate with any other change, event, effect or occurrence, has had or would reasonably be expected to have a material adverse effect on (a) the business, results of operations or financial condition of the TRTL Parties, taken as a whole, or (b) the ability of any TRTL Party to consummate the Domestication or the TRTL Merger in accordance with the terms of the Business Combination Agreement; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether an TRTL Material Adverse Effect has occurred or is reasonably likely to occur: any adverse change, event, effect or occurrence arising after the date of the Business Combination Agreement from or related to (i) general business or economic conditions in or affecting the United States, or changes therein, or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, including the engagement by the United States or any other country in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence in any place of any military or terrorist attack, sabotage or cyberterrorism, (iii) changes in conditions of the financial, banking, capital or securities markets generally in the United States or any other country or region in the world, or changes therein, including changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries, (iv) changes in any laws applicable to any TRTL Party, (v) the industries or markets in which any TRTL Party operates, (vi) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by the Business Combination Agreement and the ancillary documents, including the impact thereof on the relationships, contractual or otherwise, of any TRTL Party with investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto (subject to certain exceptions), (vii) any failure by any TRTL Party to meet, or changes to, any internal or published budgets, projections, forecasts, estimates or predictions (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to clauses (i) through (vi) or (viii)), or (viii) any hurricane, tornado, flood, earthquake, tsunami, natural disaster, mudslides, wild fires, epidemics, pandemics (including COVID-19) or quarantines, acts of God or other natural disasters or comparable events in the United States or any other country or region in the world, or any escalation of the foregoing; provided, however, that any change, event, effect or occurrence resulting from a matter described in any of the foregoing clauses (i) through (v) or clause (viii) may be taken into account in determining whether an TRTL Material Adverse Effect has occurred or is reasonably likely to occur to the extent such change, event, effect or occurrence has a disproportionate adverse effect on TRTL Parties, taken as a whole, relative to other “SPACs”.

Survival of Representations, Warranties and Covenants

The representations, warranties, agreements and covenants in the Business Combination Agreement terminate at, and do not survive, the Closing, except for the covenants and agreements relevant to the Closing and any agreements or covenants which by their terms contemplate performance after the Closing.

Covenants

TRTL and One Energy have each made certain covenants to each other, as applicable, under the Business Combination Agreement, including, among others, covenants relating to: conduct of business of One Energy; efforts to consummate; litigation; confidentiality and access to information; public announcements; tax matters; exclusive dealing; preparation of registration statement/proxy statement; TRTL shareholder approval; Merger Sub shareholder approval; conduct of business of TRTL; NYSE listing; trust account; transaction support agreements; One Energy shareholder approval; private placement warrants termination agreement; TRTL indemnification and directors’ and officers’ insurance; One Energy indemnification and directors’ and officers’ insurance; post- closing directors and officers; PCAOB financials; FIRPTA Certificates; and approval of the Pubco Equity Incentive Plan (as defined in the Business Combination Agreement).

Termination

The Business Combination Agreement may be terminated and the transactions contemplated by it may be abandoned at any time prior to the Closing:

(a) by mutual written consent of TRTL and One Energy;

(b) by TRTL, if any of the representations or warranties of One Energy are not true and correct or if One Energy has failed to perform any covenant or agreement (including an obligation to consummate the Closing) such that certain conditions to Closing could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after delivery of written notice and (ii) the Termination Date; provided, however, that none of the TRTL Parties is then in breach of the Business Combination Agreement, subject to certain conditions;

(c) by One Energy, if any of the representations or warranties of TRTL Parties are not true and correct or if any TRTL Party has failed to perform any covenant or agreement (including an obligation to consummate the Closing) such that certain conditions to Closing could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) 30 days after delivery of written notice and (ii) the Termination Date; provided, however, that One Energy is not then in breach of the Business Combination Agreement, subject to certain conditions;

(d) by either TRTL or One Energy, if the transactions contemplated by the Business Combination Agreement shall not have been consummated on or prior to the later of (i) April 22, 2024 and (ii) the date that is the last date for TRTL to consummate it Business Combination in accordance with its Current Charter, as amended (such later date, the “Termination Date”), subject to certain exceptions;

(e) by either TRTL or One Energy, if any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and non appealable;

(f) by either TRTL or One Energy if the TRTL shareholders meeting has been held (including any adjournment or postponement thereof), has concluded, TRTL’s shareholders have duly voted and their approval of the Business Combination was not obtained; or

(g) by TRTL, if One Energy does not deliver, or cause to be delivered to TRTL certain transaction support agreements and shareholder written consents by their applicable deadlines.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach or Fraud (each as defined in the Business Combination Agreement).

Trust Account Waiver

One Energy agreed that it and its representatives will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account, and has agreed not to, and waived any right to, make any claim against the Trust Account (including any distributions therefrom).

Governing Law

The Business Combination Agreement is governed by the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware (except that the Cayman Islands Act shall apply to the Domestication and any claims related to internal affairs of TRTL prior to the Domestication).

The foregoing description of the Business Combination Agreement and the Transactions, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business

Combination Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about TRTL, One Energy, Pubco, or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in TRTL’s public disclosures.

Additional Information and Where to Find It

In connection with the Business Combination, Pubco intends to file a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Form S-4” or the “Registration Statement”) with the SEC, which will include a preliminary proxy statement and a prospectus in connection with the Business Combination. SHAREHOLDERS OF TRTL AND ONE ENERGY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRTL, ONE ENERGY, PUBCO AND THE BUSINESS COMBINATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE BUSINESS COMBINATION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. When available, the definitive proxy statement and other relevant documents will be mailed to the shareholders of TRTL as of a record date to be established for voting on the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, the Registration Statement and other documents filed by TRTL with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

TRTL’s shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; e-mail: IR@trtlspac.com. These documents, once available, can also be obtained, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

TRTL, One Energy and their respective directors and executive officers may be deemed participants in the solicitation of proxies of TRTL’s shareholders in connection with the Business Combination. TRTL’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of TRTL executive officers and directors in the solicitation by reading TRTL’s final prospectus filed with the SEC on July 21, 2021, in connection with TRTL’s initial public offering, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and TRTL’s other filings with the

SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, will be set forth in the Registration Statement relating to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Forward-Looking Statements

This report may contain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding One Energy, Pubco and the Business Combination and the future held by the respective management teams of TRTL or One Energy, the anticipated benefits and the anticipated timing of the Business Combination, future financial condition and performance of One Energy or Pubco and expected financial impacts of the Business Combination (including future revenue, profits, proceeds, pro forma enterprise value and cash balance), the satisfaction of Closing conditions to the Business Combination, financing transactions, if any, related to the Business Combination, the level of redemptions by TRTL’s public shareholders and the expected future performance and market opportunities of One Energy or Pubco. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including, without limitation: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TRTL’s securities, (ii) the risk that the Business Combination may not be completed by TRTL’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TRTL, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the requirements that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of TRTL and by the stockholders of One Energy, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, or that redemptions by TRTL public shareholders may exceed expectations, (vi) the effect of the announcement or pendency of the Business Combination on One Energy’s business relationships, operating results, and business generally, (vii) risks that the Business Combination disrupts current plans and operations of One Energy, (viii) the outcome of any legal proceedings that may be instituted against One Energy or against TRTL related to the Business Combination Agreement or the Business Combination, (ix) the ability to maintain the listing of TRTL’s securities on New York Stock Exchange, (x) changes in the competitive market in which One Energy operates, variations in performance across competitors, changes in laws and regulations affecting One Energy’s business and changes in the capital structure of Pubco after the Closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xii) the potential inability of One Energy to achieve its business and growth plans, (xiii) the ability of One Energy to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to One Energy, (xiv) the risk that One Energy will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all, (xv) the risk that One Energy experiences difficulties in managing its growth and expanding operations, (xvi) the risk of One Energy’s cyber security measures being unable to prevent hacking or disruption to

One Energy’s customers, and (xvii) the risk of economic downturn, increased competition, a changing of energy regulatory landscape and related impacts that could occur in the highly competitive energy market, including, among other things, that One Energy will not meet milestones for funding its ongoing and future project pipeline. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the “Risk Factors” section of TRTL’s initial public offering prospectus filed with the SEC on July 21, 2021, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 24, 2022, TRTL’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 22, 2023, and subsequent periodic reports filed by TRTL with the SEC, the Registration Statement to be filed by Pubco in connection with the Business Combination and other documents filed or to be filed by TRTL or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and neither One Energy nor TRTL assume any obligation to, nor intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Neither One Energy nor TRTL gives any assurance that either One Energy or TRTL, or Pubco, will achieve its expectations.

Information Sources; No Representations

The report furnished herewith has been prepared for use by TRTL and One Energy in connection with the Business Combination. The information therein does not purport to be all-inclusive. The information therein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of TRTL derived entirely from TRTL and all information relating to the business, past performance, results of operations and financial condition of One Energy or Pubco, after the Closing, are derived entirely from One Energy. No representation is made as to the reasonableness of the assumptions made with respect to the information therein, or to the accuracy or completeness of any projections or modeling or any other information contained therein. Any data on past performance or modeling contained therein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this report. To the fullest extent permitted by law in no circumstances will TRTL, One Energy, or Pubco, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this report (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of One Energy or the prospective operations of One Energy has been derived, directly or indirectly, exclusively from One Energy and has not been independently verified by TRTL or any other party. Neither the independent auditors of TRTL nor the independent auditors of One Energy audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this report and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this report.

Loan and Transfer Agreement

On February 15, 2024, TRTL entered into loan and transfer agreements (the “Loan and Transfer Agreements”) between TRTL, the Sponsor, One Energy and other parties (the “February Lenders”), pursuant to which the February Lenders agreed to loan an aggregate of $333,000 to the Sponsor (the “February Loan”) and the Sponsor intends to loan such amount to TRTL (the “SPAC Loan”). Neither the February Loan nor the SPAC Loan will accrue any interest.

The Sponsor and TRTL are jointly responsible for the payment of the principal amount of the February Loan within five business days of the completion of the Business Combination. In addition, within five business days of the completion of the Business Combination, One Energy will pay the February Lenders an additional one-time cash payment in the aggregate amount of $166,500. In addition, in the event the Business Combination is completed and a mandatory trigger of One Energy’s Series A preferred stock occurs, the February Lenders will have a one-time option to cause Pubco to repurchase up to an aggregate of 120,000 shares of One Energy Class A Common Stock, on an as-converted basis, owned by the February Lenders at $10.00 per share, which option is exercisable within the first thirty trading days following the completion of the Business Combination.

If the Business Combination is not completed, One Energy will issue to each February Lender the number of shares of its common stock equal to the principal amount of its February Loan at a price that values One Energy at its most recent private company equity valuation. If One Energy’s shares of common stock are not listed on a national securities exchange by December 31, 2026, each February Lender will also have a one-time option to cause One Energy to redeem all of its owned shares resulting from the Loan and Transfer Agreement for an amount equal to the product of (x) 1.05 and (y) each February Lender’s pro rata amount of the February Loan.

As additional consideration for the February Lenders making the February Loan available to the Sponsor, the Sponsor agreed to transfer to the February Lenders an aggregate of 166,500 TRTL Class B Ordinary Shares upon the closing of the Business Combination.

The foregoing description is qualified in its entirety by reference to the terms and conditions of the Loan and Transfer Agreement, the form of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure titled “Loan and Transfer Agreement” set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Amended and Restated Business Combination Agreement, dated as of February 14, 2024, by and among TortoiseEcofin Acquisition Corp. III, One Energy Enterprises Inc., TRTL III First Merger Sub Inc., OEE Merger Sub Inc. and TRTL Holding Corp.

10.1	Form of Loan and Transfer Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024

TORTOISEECOFIN ACQUISITION CORP. III

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	Chief Executive Officer